UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

ADVANCED CANNABIS SOLUTIONS, INC.

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01

Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 2.03

Creation of a Direct Financial Obligation

On May 7, 2015, Advanced Cannabis Solutions, Inc. (the “Company”) completed the closing on a private placement of $200,000 pursuant to a Promissory Note and Warrant Purchase Agreement (the “10% Agreement”) and Security Agreement between the Company and certain accredited investors.  Under the 10% Agreement, the Company can sell up to $2,000,000 of notes to investors, each note with a denomination of a minimum of $50,000 (each such note, a “10% Note,” and collectively, the “10% Notes”).  The 10% Notes mature on May 1, 2016 and carry an interest rate of 10% per annum, with interest payable quarterly beginning on June 30, 2015.

Subject to the terms and conditions of the 10% Agreement, each investor is granted warrants equal to their Note principal divided by 2 (the “10% Warrants”).  The 10% Warrants shall be exercisable for a period of one year after grant date and have an exercise price of $3.30, which was the Company’s closing price per share on the date the 10% Warrants were granted.  In connection with the balance of the 10% Notes issued at May 7, 2015, the Company granted 100,000 10% Warrants.

The foregoing description of the 10% Note, Security Agreement and 10% Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the 10% Note, Security Agreement and 10% Warrants, which are filed as Exhibit 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 and Item 2.03 of this report is incorporated by reference into this Item 3.02.   The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
4.1	Form of 10% Note
10.1	Form of Security Agreement
10.2	Form of 10% Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2015

ADVANCED CANNABIS SOLUTIONS, INC.

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer